UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

ACCURAY INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33301	20-8370041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin		53717-1954
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 824-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

Amendment to Consulting Agreement

On April 1, 2026, Accuray Incorporated (the “Company”) entered into a letter agreement amendment (the “Amendment”) to the Consulting Agreement with Dedication Capital, LLC (an affiliate of Steven F. Mayer, a member of the board of directors of the Company), dated October 18, 2025 (together with the Amendment, the “Consulting Agreement”).

Pursuant to the Amendment, the cash compensation payable under the Consulting Agreement was reduced and certain equity vesting terms were modified. Specifically, each of the following was reduced by 50%: (1) the Base Consulting Fee (as defined in the Consulting Agreement) for the period after March 31, 2026 through October 31, 2026, (2) the minimum amount payable with respect to the cash incentive award payable for the Company’s fiscal year ended June 30, 2026, and (3) the minimum amount payable with respect to the mid-year cash incentive award for the Company’s fiscal quarter ended September 30, 2026. In addition, the time-based vesting component of each restricted stock award was deemed to be satisfied as of April 1, 2026 with respect to 916,336 shares of the Initial Restricted Shares (as defined in the Consulting Agreement) and 100% of the PSAs (as defined in the Consulting Agreement), and the End Date (as defined in the Consulting Agreement) was extended to October 31, 2026. The remaining 333,004 Initial Restricted Shares will vest as of October 31, 2026 in accordance with the applicable equity plan documents. The Amendment is expected to result in at least $362,500 in cash savings to the Company.

The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement Amendment by and between Accuray Incorporated and Dedication Capital, LLC, dated April 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCURAY INCORPORATED

Date:	April 7, 2026	By:	/s/ Ali Pervaiz
Ali Pervaiz Senior Vice President & Chief Financial Officer